                                                               FILE NOS: 2-27330
                                                                        811-1539

                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
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                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183
                            NOTICE OF ANNUAL MEETING

                                                                   March 5, 1997

To Variable Annuity Contract Owners:

     Notice is hereby given that the Annual Meeting of Variable Annuity Contract Owners of The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") will be held at its offices at One Tower Square, Hartford, Connecticut, on Monday, April 28, 1997 at 9:00 a.m. for the following purposes:

          1. To elect five (5) members of the Board of Managers to serve until the next annual meeting and until their successors are elected and qualify.

          2. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of Account GIS for the year ending December 31, 1997.

          3. To act on any and all other business as may properly come before the meeting.

     The close of business on February 21, 1997 has been fixed as the record date for the determination of Variable Annuity Contract Owners entitled to notice of and to vote at said meeting.

     By order of the Board of Managers.
                                                /s/ ERNEST J. WRIGHT
                                                ----------------------------
                                                ERNEST J. WRIGHT, SECRETARY

     Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

     YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

   PROXY STATEMENT FOR THE ANNUAL MEETING OF VARIABLE ANNUITY CONTRACT OWNERS
                      TO BE HELD ON MONDAY, APRIL 28, 1997

     THE BOARD OF MANAGERS OF THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES (ACCOUNT GIS) SOLICITS YOUR PROXY FOR USE AT THE ANNUAL MEETING OF CONTRACT OWNERS AND AT ANY ADJOURNMENT OF IT. The annual meeting will be held at 9:00 a.m. on Monday, April 28, 1997, at the offices of Account GIS, One Tower Square, Hartford, Connecticut. This proxy material is expected to be mailed to Contract Owners on or about March 5, 1997.

VOTE BY PROXY

     A proxy card is enclosed for use at the meeting. The proxy card may be revoked at any time before it is voted by sending a written notice of revocation to Account GIS's Secretary or by appearing in person to vote at the meeting. All proxy cards which are properly executed and received in time and not so revoked will be voted at the meeting in accordance with the instructions on them, if any. If no specification is made, the proxy card will be voted for the election of the five (5) nominees for members of the Board of Managers listed in this proxy statement and for the ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending December 31, 1997.

COST OF SOLICITATION

     The cost of soliciting these proxies will be borne by The Travelers Insurance Company ("Travelers Insurance"), the issuer of the variable annuity contracts that use Account GIS as an investment alternative. Proxies may be solicited by directors, officers or employees of Travelers Insurance on behalf of the Board of Managers of Account GIS, either in person, by telephone or by telegram.

CONTRACT OWNERS AND THE VOTE

     Only Contract Owners of record at the close of business on February 21, 1997 (the record date) will be entitled to notice of and to vote at the annual meeting. On the record date, there were 44,335,278 units of Account GIS outstanding and entitled to be voted at the meeting. The number of full and fractional votes, which you as a Contract Owner are entitled to cast is set forth on the enclosed proxy card. As of January 31, 1997, no single person or entity owned beneficially a contract or contracts entitling it to cast more than 5% of the total outstanding votes.

VOTE REQUIRED

     Approval of Proposals 1 and 2 requires the affirmative vote of the holders of a majority of the voting securities present at the meeting in person or by proxy. A quorum present for Proposals 1 and 2 is 20% of the voting securities of Account GIS present at the meeting in person or by proxy.

ANNUAL REPORT

     Account GIS's Annual Report containing financial statements for the fiscal year ended December 31, 1996, was mailed to Contract Owners of record as of December 31, 1996. Copies of the Annual Report may be obtained by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030 free of charge, or by calling (860) 277-3525.

1.  ELECTION OF THE BOARD OF MANAGERS

     At the meeting, five (5) members of the Board of Managers are to be elected to hold office until the next annual meeting and until their successors shall have been elected and qualify. Unless this authority has been withheld on the proxy card, it is intended that the proxy card will be voted for the election of the five (5) nominees named below. If any of the nominees are unable to serve at the time of the meeting, and there is no reason to believe they will not serve, the persons named as proxies may vote for any other person or persons as they may determine at their discretion. The following nominees are recommended by the Nominating Committee pursuant to their meeting held on January 31, 1997.

                                                                                   CONTRACTS
    NOMINEE FOR                                                                      OWNED
       MEMBER                            PRINCIPAL OCCUPATION                       12/31/96
--------------------   ---------------------------------------------------------   ----------
 Heath B. McLendon*    Managing Director (1993-present), Smith Barney Inc.            None
       Age 63          ("Smith Barney"); Chairman (1993-present), Smith Barney
 Member Since 1995     Strategy Advisors, Inc.; President (1994-present), Smith
                       Barney Mutual Funds Management Inc.; Chairman and
                       Director of forty-one investment companies associated
                       with Smith Barney; Chairman, Board of Trustees, Drew
                       University; Trustee, The East New York Savings Bank;
                       Advisory Director, First Empire State Corporation;
                       Chairman, Board of Managers, seven Variable Annuity
                       Separate Accounts of The Travelers Insurance Company+;
                       Chairman, Board of Trustees, five Mutual Funds sponsored
                       by The Travelers Insurance Company++; prior to July 1993,
                       Senior Executive Vice President of Shearson Lehman
                       Brothers Inc.
   Knight Edwards      Of Counsel (1988-present), Partner (1956-1988), Edwards &      None
       Age 73          Angell, Attorneys; Member, Advisory Board (1973-1994),
 Member Since 1969     thirty-one mutual funds sponsored by Keystone Group,
                       Inc.; Member, Board of Managers, seven Variable Annuity
                       Separate Accounts of The Travelers Insurance Company+;
                       Trustee, five Mutual Funds sponsored by The Travelers
                       Insurance Company++.
 Robert E. McGill,     Retired manufacturing executive. Director (1983-1995),         None
        III            Executive Vice President (1989-1994) and Senior Vice
       Age 65          President, Finance and Administration (1983-1989), The
 Member Since 1974     Dexter Corpo-

                                                                                   CONTRACTS
    NOMINEE FOR                                                                      OWNED
       MEMBER                            PRINCIPAL OCCUPATION                       12/31/96
--------------------   ---------------------------------------------------------   ----------
<->                    ration (manufacturer of specialty chemicals and
                       materials); Vice Chairman (1990-1992), Director
                       (1983-1995), Life Technologies, Inc. (life
                       science/biotechnology products); Director (1994-present),
                       The Connecticut Surety Corporation (insurance); Director
                       (1995-present) CN Bioscience, Inc. (life
                       science/biotechnology products); Director (1995-present),
                       Chemfab Corporation (specialty materials manufacturer);
                       Member, Board of Managers, seven Variable Annuity
                       Separate Accounts of The Travelers Insurance Company+;
                       Trustee, five Mutual Funds sponsored by The Travelers
                       Insurance Company++.
   Lewis Mandell       Dean, College of Business Administration (1995-present),       None
       Age 54          Marquette University; Professor of Finance (1980-1995)
 Member Since 1990     and Associate Dean (1993-1995), School of Business
                       Administration, and Director, Center for Research and
                       Development in Financial Services (1980-1995), University
                       of Connecticut; Director (1992-present), GZA
                       Geoenvironmental Tech, Inc. (engineering services);
                       Member, Board of Managers, seven Variable Annuity
                       Separate Accounts of The Travelers Insurance Company+;
                       Trustee, five Mutual Funds sponsored by The Travelers
                       Insurance Company++.
  Frances M. Hawk      Portfolio Manager (1992-present), HLM Management Com-          None
       Age 49          pany, Inc. (investment management); Assistant Treasurer,
 Member Since 1991     Pensions and Benefits Management (1989-1992), United
                       Technologies Corporation (broad-based designer and manu-
                       facturer of high technology products); Member, Board of
                       Managers, seven Variable Annuity Separate Accounts of The
                       Travelers Insurance Company+; Trustee, five Mutual Funds
                       sponsored by The Travelers Insurance Company++.

---------------
 + These seven Variable Annuity Separate Accounts are: The Travelers Growth and
   Income Stock Account for Variable Annuities; The Travelers Quality Bond Account for Variable Annuities; The Travelers Money Market Account for Variable Annuities; The Travelers Timed Growth and Income Stock Account for Variable Annuities; The Travelers Timed Short-Term Bond Account for Variable Annuities; The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund; Cash Income Trust;
   High Yield Bond Trust; Managed Assets Trust and The Travelers Series Trust.

 * Mr. McLendon is an "interested person" within the meaning of the Investment Company Act of 1940, as amended ("1940 Act") by virtue of his position as Director of The Travelers Investment Management Company ("TIMCO"), the investment adviser to Account GIS.

   TIMCO is a wholly owned subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc. Mr. McLendon also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

     Prior to each annual meeting of Contract Owners at which members of the Board of Managers are to be elected, or if a vacancy in the Board of Managers occurs between such meetings, the Nominating Committee of the Board of Managers recommends candidates for nomination as members of the Board of Managers. Account GIS's Nominating Committee consists of those members of the Board of Managers not affiliated as employees of Travelers Group Inc. or its subsidiaries. Currently, these are Knight Edwards, Robert E. McGill, III, Lewis Mandell and Frances M. Hawk. During the fiscal year ended December 31, 1996, the Nominating Committee held one meeting. The Committee will consider potential nominees recommended by Contract Owners. Any Contract Owner desiring to present a candidate to the Committee for consideration should submit the name of the candidate, in writing, to Account GIS's Secretary prior to December 31, 1997.

MEETINGS

     There were four meetings of the Board of Managers of Account GIS during 1996. All members of the Board of Managers attended at least 75% of the aggregate of its meetings and the meetings of the committees of which they were members.

REMUNERATION OF THE BOARD OF MANAGERS

     Members of the Board of Managers who are also employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate annual retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by Travelers Insurance and the five Mutual Funds sponsored by Travelers Insurance. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended. Currently, Travelers Insurance pays such compensation under an Agreement with Account GIS.

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account GIS recommends approval of the Proposal to elect the five (5) members of the Board.

2.  RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     It is proposed that Contract Owners ratify the action of the Board of Managers, taken on January 31, 1997 by a unanimous vote, cast in person, including those members of the Board of Managers who are not interested persons of Account GIS, to select the firm of Coopers & Lybrand L.L.P. as the independent accountants of Account GIS for the fiscal year ending December 31, 1997. A representative from Coopers & Lybrand L.L.P. is expected to be present at the meeting with the opportunity to make a statement if desired, and is expected to be available to respond to appropriate questions.

     The services provided to Account GIS by Coopers & Lybrand L.L.P. were in connection with the audit function for the year 1996 and included primarily the examination of Account GIS's financial statements and the review of filings made with the Securities and Exchange Commission.

     Account GIS's Audit Committee consists of those members of the Board of Managers not affiliated as employees of Travelers Group Inc. or its subsidiaries. Currently, these are Knight Edwards, Robert E. McGill, III, Lewis Mandell and Frances M. Hawk. The Audit Committee reviews the services performed by Coopers & Lybrand L.L.P. During the fiscal year ended December 31, 1996, the Audit Committee held one meeting.

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account GIS recommends approval of the Proposal to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants.

3.  OTHER BUSINESS

     The Board of Managers knows of no other business to be presented at the meeting. The proxy card gives the persons named in the proxy discretion to vote according to their best judgment if any other business properly comes before the meeting.

                             ADDITIONAL INFORMATION

CONTRACT OWNER PROPOSALS

     All Contract Owner proposals to be included in the Proxy Statement for the next annual meeting must be received by Account GIS's Secretary at One Tower Square, Hartford, Connecticut 06183 by November 3, 1997.

     It is suggested that Contract Owners submit their proposals by Certified Mail -- Return Receipt Requested. The Securities and Exchange Commission has adopted certain requirements which apply to any proposals of Contract Owners.

THE INVESTMENT ADVISER

     The Travelers Investment Management Company ("TIMCO"), One Tower Square, Hartford, Connecticut, serves as investment adviser to Account GIS.

DISTRIBUTION AND MANAGEMENT AGREEMENT

     Travelers Insurance, One Tower Square, Hartford, Connecticut serves as the administrator of Account GIS. Tower Square Securities, Inc. ("Tower Square"), One Tower Square, Hartford, Connecticut, is the principal underwriter for Account GIS.

OFFICERS OF ACCOUNT MM

                                                        POSITION HELD
      NAME                       TITLE                      SINCE
-----------------    -----------------------------    -----------------
Ernest J. Wright     Secretary                        October 21, 1994
Ian R. Stuart        Principal Accounting Officer     April 24, 1992

                                 THE TRAVELERS
                               GROWTH AND INCOME
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                                PROXY STATEMENT
    VG-82                                                               1997

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

Proxy for the Annual Meeting of Contract Owners to be held on April 28, 1997

The undersigned, revoking all proxies heretofore given, hereby appoints Heath B. McLendon, Robert E. McGill, III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all units of The Travelers Growth and Income Stock Account for Variable Annuities which the undersigned is entitled to vote at the Annual Meeting of Contract Owners to be held at 9:00 a.m. on Monday, April 28, 1997 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.



Please vote by filling in the appropriate box below, as shown, using blue or black ink
or dark pencil.  Do not use red ink.  [X]                                                    FOR         WITHHOLD    FOR, except
                                                                                             all        AUTHORITY   vote withheld
                                                                                           nominees      for all    for nominees
1.   Election of the Board of Managers - Nominees:                                                       nominees   listed below
     Heath B. McLendon, Knight Edwards, Robert E. McGill, III, Lewis Mandell,                [ ]           [ ]           [ ]
     and Frances M. Hawk.

     ------------------------------------------------------------------------


2.   Ratification of the selection of Coopers & Lybrand L.L.P. as independent                FOR          AGAINST      ABSTAIN
     accountants for the fiscal year ending December 31, 1997.
                                                                                             [ ]           [ ]           [ ]

In their discretion, the Proxies are authorized to vote on any and all other business as may properly come before the meeting.

             PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.



THIS LABEL IS FOR MIS TYPESETTING PURPOSES ONLY!
TRAVELERS GROWTH AND INCOME (001) (TR001B)
ORIGINAL BACK 1-17-97
REVISION #1 1-20-97

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS. THE BOARD OF MANAGERS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. THE UNITS REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


                                      PLEASE MARK, SIGN, DATE AND RETURN THIS
                                      PROXY CARD PROMPTLY USING THE ENCLOSED
                                      PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                      PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.


                                      DATE:_____________________, 1997


                                      If signing in a representative capacity
                                      (as attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.





                                      Signature(s) if held jointly (Title(s), if required)



THIS LABEL IS FOR MIS TYPESETTING PURPOSES ONLY!
TRAVELERS GROWTH AND INCOME (001)(TR001F)
ORIGINAL FRONT 1-17-97